UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
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the Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to Section 240.14a-12
The St. Joe Company

(Name of Registrant as Specified In Its Charter)
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

THE ST. JOE COMPANY
THE ST. JOE COMPANY
ATTN: CORPORATE SECRETARY
245 RIVERSIDE AVENUE, SUITE 500
JACKSONVILLE, FL 32202

Meeting Information
Meeting Type:Annual
For holders as of: March 20, 2009
Date: May 12, 2009 Time: 10:00 a.m. EDT
Location:	The St. Joe Company 245 Riverside Avenue Riverfront Conference Room Jacksonville, FL 32202
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT            ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com

2) BYTELEPHONE:	1-800-579-1639

3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before April 28, 2009.

  How To Vote

Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

     Voting Items
THE DIRECTORS RECOMMEND A VOTE
“FOR” ITEMS 1, 2 AND 3.
1.	To elect as Directors of The St. Joe Company the nominees listed below.

01) Michael L. Ainslie	05) Adam W. Herbert, Jr.
02) Hugh M. Durden	06) Delores M. Kesler
03) Thomas A. Fanning	07) John S. Lord
04) Wm. Britton Greene	08) Walter L. Revell
2.	Approval of The St. Joe Company 2009 Equity Incentive Plan.

3.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2009 fiscal year.

Directions to attend the meeting may be found at www.joe.com by typing the keyword “directions.” If you are unable to attend the meeting, we urge you to cast your vote as instructed in this notice.